Exhibit 99.2
FOR IMMEDIATE RELEASE

Akamai To Acquire Linode to Provide Businesses with a Developer-friendly and Massively-distributed Platform to Build, Run and Secure Applications

Akamai will discuss the acquisition on its Q4 and year end 2021 financial results conference call today, February 15, at 4:30 p.m. ET.

CAMBRIDGE, Mass. – Feb. 15, 2022 – Akamai Technologies, Inc. (NASDAQ: AKAM), the world's most trusted solution to power and protect digital experiences, today announced it has entered into a definitive agreement to acquire Linode, one of the easiest-to-use and most trusted infrastructure-as-a-service (IaaS) platform providers.

Modern digital experiences, including virtual environments like the metaverse, are created through the convergence of media, entertainment, technology, ecommerce, financial services, and online games. Akamai has been a key partner to the world’s leaders in these industries for decades by powering and protecting applications in today’s multi-cloud, multi-platform world. Together with Linode, which has made it simple, affordable and accessible for developers to consume cloud computing, Akamai will become the world’s most distributed compute platform, from cloud to edge.

“The opportunity to combine Linode’s developer-friendly cloud computing capabilities with Akamai’s market-leading edge platform and security services is transformational for Akamai,” said Dr. Tom Leighton, chief executive officer and co-founder, Akamai Technologies. “Akamai has been a pioneer in the edge computing business for over 20 years, and today we are excited to begin a new chapter in our evolution by creating a unique cloud platform to build, run and secure applications from the cloud to the edge. This a big win for developers who will now be able to build the next generation of applications on a platform that delivers unprecedented scale, reach, performance, reliability and security.”

Christopher Aker, founder and chief executive officer, Linode, added, “We started Linode 19 years ago to make the power of the cloud easier and more accessible. Along the way, we built a cloud computing platform trusted by developers and businesses around the world. Today, those customers face new challenges as cloud services become all-encompassing, including compute, storage, security and delivery from core to edge. Solving those challenges requires tremendous integration and scale which Akamai and Linode plan to bring together under one roof. This marks an exciting new chapter for Linode and a major step forward for our current and future customers.”

Under terms of the agreement, Akamai has agreed to acquire all of the outstanding equity of Linode Limited Liability Company for approximately $900 million, after customary purchase price adjustments. As a result of structuring the transaction as an asset purchase, Akamai expects to achieve cash income tax savings over the next 15 years that have an estimated net present value of approximately $120 million. The transaction is expected to close in the first quarter of 2022 and is subject to customary closing conditions.

For fiscal year 2022, the acquisition of Linode is anticipated to add approximately $100 million in revenue and be slightly accretive to non-GAAP EPS by approximately $0.05 to $0.06. Akamai will provide additional details on Linode, along with Q4 and year end 2021 financial results and full year guidance on its earnings call today, February 15, 2022, at 4:30 p.m. ET.

Advisors on the Transaction

PJT Partners served as financial advisor and WilmerHale served as legal counsel to Akamai. DH Capital served as financial advisor and Latham & Watkins served as legal counsel to Linode.

Conference call scheduled today, Tuesday, February 15 at 4:30 p.m. ET

Akamai will discuss the acquisition of Linode during its Q4 and year end 2021 financial results conference call today, February 15, 2022, at 4:30 p.m. Eastern time. The call may include forward-looking financial guidance from management. The call can be accessed through (844) 578-9671 (or (508) 637-5655 for international calls) using conference ID number 7579719. A live webcast of the call and the accompanying slides may be accessed in the Investor Relations section of www.akamai.com. In addition, a replay of the call will be available for two weeks following the conference through the Akamai website or by calling (855) 859-2056 (or (404) 537-3406 for international calls) and using conference ID number 7579719.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. The non-GAAP financial measure used in this release is non-GAAP net income per diluted share.

Management believes that this non-GAAP financial measure reflects Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as it facilitates comparing financial results across accounting periods and to those of our peer companies. Management also believes that this non-GAAP financial measure enables investors to evaluate Akamai's operating results and future prospects in the same manner as management. The non-GAAP net income per diluted share metric excludes expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

This non-GAAP financial measure does not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. For historical non-GAAP measures, Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. These reconciliations can be found under the caption “Reconciliation of GAAP to Non-GAAP Financial Measures” on the Investor Relations section of Akamai's website.

Akamai provides forward-looking statements in the form of guidance and other expressions of expectations about future performance. These forward-looking statements are provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measure without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures. For example, stock-based compensation is unpredictable for Akamai’s performance-based awards, which can fluctuate significantly based on current expectations of future achievement of performance-based targets. Amortization of intangible assets, acquisition-related costs and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, Akamai excludes certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non-GAAP projections are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results.

Akamai’s definition of the non-GAAP measure used in this press release is outlined below:

Non-GAAP net income per diluted share – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,150 million of convertible senior notes due 2027 and 2025, respectively. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2027 and 2025, unless Akamai's weighted average stock price is greater than $116.18 and $95.10, respectively, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs incurred related to endowments to the Akamai Foundation; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; income and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charges – Akamai has incurred restructuring charges from programs that have significantly changed either the scope of the business undertaken by the Company or the manner in which that business is conducted. These charges include severance and related expenses for workforce reductions, impairments of long-lived assets that will no longer be used in operations (including right-of-use assets, other facility-related property and equipment and internal-use software) and termination fees for any contracts canceled as part of these programs. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In August 2019, Akamai issued $1,150 million of convertible senior notes due 2027 with a coupon interest rate of 0.375%. In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. The imputed interest rates of these convertible senior notes were 3.10% and 4.26%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying values of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to these gains and losses are not representative of Akamai's core business operations and ongoing operating performance.

•Legal settlements – Akamai has incurred losses related to the settlement of legal matters. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•Endowment of Akamai Foundation – Akamai has incurred expenses to endow the Akamai Foundation, a private corporate foundation dedicated to encouraging the next generation of technology innovators by supporting math and science education. Akamai's first endowment was in 2018 to enable a permanent endowment for the Akamai Foundation to allow it to expand its reach. In the fourth quarter of 2020 Akamai supplemented the endowment to enable specific initiatives to increase diversity in the technology industry. Akamai believes excluding these amounts from non-GAAP financial measures is useful to investors as these infrequent and nearly one-time expenses are not representative of its core business operations.

•Income and losses from equity method investment – Akamai records income or losses on its share of earnings and losses from its equity method investment. Akamai excludes such income and losses because it does not direct control over the operations of the investment and the related income and losses are not representative of its core business operations.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai Statement Under the Private Securities Litigation Reform Act

This release and/or our earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future financial performance and the benefits of the planned acquisition of Linode. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, the inability to continue to generate cash at the same level as prior years; the ability to complete the Linode transaction in a timely manner or at all; uncertainties as to whether the anticipated benefits from the Linode transaction will be realized; uncertainties as to whether Linode’s business will be successfully integrated with Akamai’s business, including whether Linode’s technology will interoperate as expected with existing Akamai technology; the effect of the announcement of the proposed transaction on Linode’s ability to maintain relationships with its key customers, vendors and employees; the failure of our investments in innovation to generate solutions that are accepted in the market; the inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; the impact of the ongoing COVID-19 pandemic; defects or disruptions in our products or IT systems; the failure of the integration of any of our acquisitions; the delay in developing or failure to develop new service offerings or functionalities, and if developed, the lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such investor call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.

About Akamai
Akamai powers and protects life online. The most innovative companies worldwide choose Akamai to secure and deliver their digital experiences - helping billions of people live, work, and play every day. With the world's largest and most trusted edge platform, Akamai keeps apps, code, and experiences closer to users - and threats farther away. Learn more about Akamai's security, content delivery, and edge compute products and services at www.akamai.com, blogs.akamai.com, or follow Akamai Technologies on Twitter and LinkedIn.

Contacts:

Gina Sorice
Media Relations
646-320-4107
gsorice@akamai.com

Tom Barth
Investor Relations
617-274-7130
tbarth@akamai.com

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